UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2025

HERC HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33139	20-3530539
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27500 Riverview Center Blvd.

Bonita Springs, Florida 34134

(Address of principal executive offices and zip code)

(239) 301-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address,

if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER EVENTS.

(a) Private Offering Press Release

On December 2, 2025, Herc Holdings Inc. (the “Company”) issued a press release announcing a proposed private offering of senior unsecured notes guaranteed on a senior unsecured basis, subject to limited exceptions, by the Company’s current and future domestic subsidiaries, including Herc Rentals Inc. (the “Offering”). A copy of the press release is attached hereto as Exhibit 99.1.

Following the Offering, the Company expects to redeem all $1,200 million in aggregate principal amount of the Company’s 5.50% Senior Notes due 2027 and to pay related fees and expenses.

The notes will be offered and sold pursuant to Rule 144A and Regulation S under the Securities Act of 1933. The notes will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

(b) Pro Forma Financial Information

In connection with the proposed Offering, the Company has prepared updated unaudited pro forma combined financial information of the Company and H&E Equipment Services, Inc. (“H&E”), a Delaware corporation which the Company acquired on June 2, 2025. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024, the nine months ended September 30, 2025 and September 30, 2024 are attached hereto as Exhibit 99.2.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Herc Holdings Inc. dated December 2, 2025 announcing proposed private offering of senior unsecured notes.

99.2	Unaudited pro forma condensed combined financial information of the Company and H&E for the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024, the nine months ended September 30, 2025 and September 30, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERC HOLDINGS INC.
(Registrant)

By:	/s/ Mark Humphrey
Name:	Mark Humphrey
Title:	Senior Vice President and Chief Financial Officer

Date: December 2, 2025